Joint Filing Statement

I, the undersigned, hereby express my agreement that the attached Schedule 13D (and any amendments thereto) relating to the beneficial ownership by the undersigned of the equity securities of Aktis Oncology, Inc. is filed on behalf of each of the undersigned.

Date: January 20, 2026

MPM BioVentures 2018, L.P.

By:  MPM BioVentures 2018 GP LLC,

        its General Partner

By:  MPM BioVentures 2018 LLC,

        Its Managing Member

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Managing Director

MPM BioVentures 2018 (B), L.P.

By:  MPM BioVentures 2018 GP LLC,

        its General Partner

By:  MPM BioVentures 2018 LLC,

        Its Managing Member

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Managing Director

MPM Asset Management Investors BV 2018 LLC

By: MPM BioVentures 2018 LLC

       Its: Manager

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Managing Director

MPM BioVentures 2018 GP, LLC

By:  MPM BioVentures 2018 LLC,

        Its Managing Member

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Managing Director

MPM BioVentures 2018 LLC

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Managing Director

MPM Asset Management LLC

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Manager

MPM Oncology Innovations Fund LP

By:  MPM Oncology Innovations Fund GP LLC

        its General Partner

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Manager

MPM Oncology Innovations Fund GP LLC

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Manager

Oncology Impact Private Investment Fund 2, L.P.

By:  MPM Oncology Investments 2 LLC

        Its General Partner

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Managing Member

MPM Oncology Investments 2 LLC

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Managing Member

By:

/s/ Todd Foley

Name:   Todd Foley

By:

/s/ Luke Evnin

Name:   Luke Evnin

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke